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                                                                   EXHIBIT 99.2

                                                                    Appendix II
                                                          to Purchase Agreement

                         REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of May 21, 1997, by and between ALTERNATIVE LIVING SERVICES, INC., a Delaware corporation (the "Company"), and the purchaser whose name and address is set forth on the signature page hereof (the "Purchaser").

         This Agreement is made pursuant to the Purchase Agreement, dated as of May 14, 1997, between the Company and the Purchaser (the "Purchase Agreement"). In order to induce the Purchaser to enter into the Purchase Agreement, the Company has agreed to provide for the benefit of the holders (initially consisting of the Purchaser and the Other Purchasers as defined below) of the Company's Transfer Restricted Securities (as defined below) the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the Closing under the Purchase Agreement.

         The Company proposes to enter into substantially this same form of registration rights agreement with certain other investors (the "Other Purchasers") and expects to complete sales of the Debentures to them. The Purchaser and the Other Purchasers are hereinafter sometimes collectively referred to as the "Purchasers," and this Agreement and the registration rights agreements executed by the Other Purchasers are hereinafter sometimes collectively referred to as the "Agreements." The term "Placement Agent" shall mean National Westminster Bank PLC, New York Branch.

         The parties hereby agree as follows:

1.       Definitions

         As used in this Agreement, the following capitalized terms shall have the following meanings:

         Closing: Has the meaning such term is given in the Purchase Agreement.

         Closing Date: Has the meaning such term is given in the Purchase Agreement.

         Common Stock: The shares of common stock of the Company, $.01 par value per share.

         Debentures: The Company's 7.0% Convertible Subordinated Debentures due 2004 being sold and issued pursuant to the Purchase Agreement and the Indenture in an aggregate principal amount of $50.0 million.

         Effective Date: The date the Shelf Registration is declared effective by the SEC.

         Exchange Act: The Securities Exchange Act of 1934, as amended from time to time.


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         Indemnified Holder:  See Section 6(a).

         Indenture: The Indenture, dated as of May 21, 1997, between the Company and IBJ Schroder Bank & Trust Company, as Trustee.

         NASD:  National Association of Securities Dealers, Inc.

         Person: Any individual, partnership, corporation, trust or unincorporated organization, or government (or any agency, instrumentality or political subdivision thereof).

         Prospectus: The prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Transfer Restricted Securities, pursuant to any registration covered by the Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

         Registrable Securities: The Debentures and the shares of Common Stock issuable upon conversion of the Debentures; provided that a Debenture or a share of Common Stock, as the case may be, ceases to be a Registrable Security when it is no longer a Transfer Restricted Security.

         Registration Expenses.  See Section 5.

         Registration Statement: Any registration statement of the Company which covers any of the Transfer Restricted Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such Registration Statement.

         Securities Act: The Securities Act of 1933, as amended from time to time.

         SEC:  The Securities and Exchange Commission.

         Selling Expenses: All underwriting discounts, selling commissions and stock transfer taxes applicable to the Registrable Securities.

         Shelf Registration:  See Section 3.

         Transfer Restricted Debentures: The Debentures upon original issuance thereof and at all times subsequent thereto until the earlier of the following:
(i) such Debentures have been effectively registered under Section 5 of the Securities Act and disposed of in accordance with the Registration Statement covering them or (ii) such Debentures have been distributed to the public pursuant to Rule 144 (or any similar provisions then in force).

         Transfer Restricted Securities: The Transfer Restricted Debentures and the Transfer Restricted Shares.



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         Transfer Restricted Shares: The shares of Common Stock issuable upon conversion of the Debentures until the earlier of the following: (i) such shares of Common Stock have been effectively registered under Section 5 of the Securities Act and disposed of in accordance with the Registration Statement covering them or (ii) such shares of Common Stock have been distributed to the public pursuant to Rule 144 (or any similar provisions then in force).

         Trustee:  The Trustee under the Indenture.

2.       Securities Subject to this Agreement

         Registrable Securities. The securities entitled to the benefits of this Agreement are the Registrable Securities.

         Holders of Registrable Securities. A Person is deemed to be a holder of Registrable Securities whenever such Person is the beneficial owner of Registrable Securities. The Company is entitled to treat the record holder of Registrable Securities as beneficial owner of Registrable Securities unless otherwise notified by such holder.

3.       Shelf Registration: Timing of Filing, Effectiveness and Period of
         Usability

         Subject to the provisions of Section 4 hereof, the Company shall use its best efforts to cause to be declared effective as promptly as practicable after the Company becomes eligible for Form S-3 promulgated under the Securities Act and in any event not later than November 14, 1997, a "shelf" Registration Statement (a "Shelf Registration") on Form S-3 or any other appropriate form pursuant to Rule 415 (or similar rule that may be adopted by the SEC) under the Securities Act for all the Registrable Securities, which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof.

         The Company agrees to use its best efforts to keep the Registration Statement continuously effective and usable for resale of Registrable Securities until two (2) years from the Effective Date or such shorter period which will terminate when all the Registrable Securities covered by such Registration Statement have been sold pursuant to such Registration Statement or when all Registrable Securities otherwise have been sold pursuant to Rule 144 or are freely tradeable in essentially the same manner as contemplated in
Section 4 below (the "Effectiveness Period").

         With respect to a Registration Statement which has become effective pursuant to this Agreement, if the Board of Directors of the Company shall determine, in its good faith reasonable judgment, that it is necessary to suspend the availability of the Registration Statement in light of the existence of any undisclosed acquisition or financing activity or other undisclosed material event, circumstance or condition involving the Company or any subsidiary of the Company, the disclosure of which in any such case could reasonably be expected to materially disadvantage the Company, and the existence of which would render the Registration Statement inadequate as failing to include material information, then the Company may cause the right of holders of Registrable Securities to make dispositions of Registrable Securities pursuant to the Registration Statement to be suspended for such period as the Board of Directors determines in its good faith



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reasonable judgment to be necessary (but not on more than two occasions nor for more than 60 days in the aggregate nor for more than 30 days in the aggregate during any continuous 12-month period). If the Company determines to suspend the right of the holders pursuant to the preceding sentence, the Company shall deliver a notice to each holder of Registrable Securities covered under the Registration Statement, which indicates that the Registration Statement is no longer usable. Upon the receipt of any such notice, such holders shall forthwith discontinue any sale of Registrable Securities pursuant to the Registration Statement and any use of the prospectus contained in the Registration Statement. As soon as the circumstances which resulted in the delivery of any such notice cease to exist, the Company shall promptly notify the holders of Registrable Securities of such cessation, whereupon such holders may resume making dispositions of Registrable Securities pursuant to the Registration Statement.

4.       Registration Procedures

         In connection with the Company's obligation to file a Registration Statement as provided in Section 3 hereof, the Company will as expeditiously as possible:

         (a) before filing a Registration Statement or Prospectus or any amendments or supplements thereto, furnish to Purchaser and the holders of the Registrable Securities covered by such Registration Statement a copy of all such documents proposed to be filed, which documents will be subject to the review of Purchaser and such holders and the Company will not file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto to which the holders of a majority in aggregate principal amount of the Registrable Securities covered by such Registration Statement shall reasonably object (provided that the Company may assume, for the purposes of the foregoing that any holder of Registrable Securities has no objection if the Company has not received notice from such holder within five business days after delivery of such documents to such holder);

         (b) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be required by the rules, regulations or instructions applicable to the registration form utilized by the Company or by the Securities Act or rules and regulations thereunder for shelf registration or otherwise necessary to keep the Registration Statement effective for the applicable period and cause the Prospectus as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

         (c) notify Purchaser and the holders of Registrable Securities promptly, and confirm such advice in writing:

                  (1) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective,


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                  (2) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, and

                  (3) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

         (d) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

         (e) furnish, without charge, to Purchaser and each selling holder of Registrable Securities, at least one conformed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

         (f) deliver to Purchaser and each selling holder of Registrable Securities without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request; the Company consents to the use of the Prospectus or any amendment or supplement thereto by each of Purchaser and the selling holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

         (g) at least 14 days prior to filing of the Registration Statement, use its best efforts to furnish by certified mail to the beneficial holders of the Registrable Securities, at the addresses of record specified on the transfer books held by the Trustee, notice of the Company's intention to file a Registration Statement and request that all holders of Registrable Securities desiring to sell their Registrable Securities pursuant to the Registration Statement notify the Company promptly in writing;

         (h) cooperate with Purchaser and the selling holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends;

         (i) use its best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities in such jurisdictions within the United States of America as the sellers may specify in response to inquiries to be made by the Company, provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

         (j) as provided in Section 3, if any event shall occur as a result of which it is necessary, in the opinion of counsel for the Company or for the holders of a majority of the Registrable Securities, to amend or supplement the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser,



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prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

         (k) obtain a CUSIP number for all Registrable Securities (unless already obtained), not later than the Effective Date;

         (l) make available for inspection during normal business hours by a representative of the holders of a majority of Registrable Securities and any attorney or accountant retained by such representative, all material financial and other records, pertinent and material corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all material information reasonably requested by such representative or any such attorney or accountant in connection with the Registration Statement; provided that all such records, information or documents shall be kept confidential by such Persons unless disclosure of such records, information or documents is required by court or administrative order or is generally available to the public other than as a result of disclosure in violation of this paragraph (l);

         (m) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make generally available to their security holders an earning statement satisfying the provisions of Section 11(a) of the Securities Act (in accordance with Rule 158 thereunder or otherwise), no later than 45 days after the end of the 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the Effective Date, which statements shall cover said 12-month period;

         (n) cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended from time to time (the "TIA"), and, in connection therewith, cooperate with the Trustee under the Indenture and the holders of the Debentures to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA and execute, and use their best efforts to cause the Trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner; and

         (o) if at any time an event of the kind described in Section 4(j) shall occur, promptly notify Purchaser and the holders of Registrable Securities that the use of the Prospectus must be discontinued.

         Each selling holder of Registrable Securities as to which any registration is being effected agrees, as a condition to the registration obligations with respect to such holder provided herein, to furnish to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing.



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         Each holder of Registrable Securities agrees by acquisition of such
Registrable Securities that, upon receipt of any notice from the Company described in paragraph 4(o), such holder will forthwith discontinue disposition of Registrable Securities until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(j) hereof, or until it is advised in writing by the Company (which notice the Company shall give as promptly as reasonably possible), that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, such holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

5.       Registration Expenses

         (a) All expenses (other than Selling Expenses) incident to the Company's performance of or compliance with this Agreement, including without limitation:

                  (1)      all registration, filing and listing fees;

                  (2) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of one counsel in connection with blue sky qualifications of the Registrable Securities and determination of their eligibility for investment under the laws of such jurisdictions as the holders of a majority in principal amount of the Registrable Securities being sold may reasonably designate);

                  (3)      printing, messenger, telephone and delivery expenses;

                  (4)      fees and disbursements of counsel for the Company;

                  (5) fees and disbursements of all independent certified public accountants of the Company (including the expenses of any special audit necessary to satisfy the requirements of the Securities Act and any "cold comfort" letters required by or incident to such performance);

                  (6) securities acts liability insurance if the Company so desires;

                  (7) fees and expenses of other Persons retained by the Company; and

                  (8) fees and expenses associated with any NASD filing required to be made in connection with the Registration Statement

(all such expenses being herein called "Registration Expenses") will be borne by the Company, regardless of whether the Registration Statement becomes effective.

         The Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on a securities exchange, rating agency fees and the fees and expenses



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of any Person, including special experts, retained by the Company.

         (b) All Selling Expenses relating to the Registrable Securities shall be borne by the holders thereof pro rata on the basis of the number of such securities registered on their behalf.

6.       Indemnification and Contribution

         (a) Indemnification by the Company. The Company agrees, to indemnify and hold harmless each holder of Registrable Securities, its officers, directors, employees and agents and each Person who controls such holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes hereinafter referred to as an "Indemnified Holder") from and against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and legal expenses) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Company by such holder expressly for use therein; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if (i) such holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale of Registrable Securities and (ii) the Prospectus would have corrected such untrue statement or omission; and provided further, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the Prospectus and if, having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, such holder thereafter fails to deliver such Prospectus as so amended or supplemented, prior to or concurrently with the sale of a Registrable Security to the person asserting such loss, claim, damage, liability or expense who purchased such Registrable Security which is the subject thereof from such holder. This indemnity will be in addition to any liability which the Company may otherwise have. The Company will also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

         If any action or proceeding (including any governmental investigation or inquiry) shall be brought or asserted against any Indemnified Holder in respect of which indemnity may be sought from the Company, such Indemnified Holder shall promptly notify the Company in writing (but the omission to so notify the Company shall not relieve it of any liability that it may



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have against any Indemnified Holder otherwise than under this subsection), and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Holder and the payment of all expenses. Indemnified Holders shall have the right, collectively, to employ their own counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of the Indemnified Holders unless (a) the Company has agreed to pay such fees and expenses or (b) the Company shall have failed to assume the defense of such action or proceeding and have failed to employ counsel reasonably satisfactory to the Indemnified Holders in any such action or proceeding or (c) the named parties to any such action or proceeding (including any impleaded parties) include the Indemnified Holders and the Company, and the Indemnified Holders shall have been advised by counsel that there may be one or more legal defenses available to the Indemnified Holders which are different from or additional to those available to the Company (in which case, if the Indemnified Holders notify the Company in writing that they elect to employ their own counsel at the expense of the Company, the Company shall not have the right to assume the defense of such action or proceeding on behalf of the Indemnified Holders, it being understood, however, that the Company shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for the Indemnified Holders which firm shall be designated in writing by the Indemnified Holders representing at least a majority of the aggregate principal amount of the outstanding Debentures). Any such fees and expenses payable by the Company shall be paid to the Indemnified Holders entitled thereto as incurred by the Indemnified Holders. The Company shall not be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Company agrees to indemnify and hold harmless the Indemnified Holders from and against any loss or liability by reason of such settlement or judgment.

         (b) Indemnification by Holder of Registrable Securities. Each holder of Registrable Securities agrees to indemnify and hold harmless the Company, its respective directors, officers, employees and agents and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such holder, but only with respect to information relating to such holder furnished in writing by such holder expressly for use in any Registration Statement or Prospectus, or any amendment or supplement thereto, or any preliminary prospectus. In case any action or proceeding shall be brought against the Company or its respective directors, officers, employees or agents or any such controlling person, in respect of which indemnity may be sought against a holder of Registrable Securities, such holder shall have the rights and duties given the Company, and the Company or its respective directors, officers, employees or agents or such controlling person shall have the rights and duties given to each holder by the preceding paragraph. In no event shall the liability of any selling holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds received by such holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. Each holder of Registrable Securities will also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals



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participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Company. The Company and each holder of Registrable Securities shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such Persons specifically for inclusion in any Prospectus or Registration Statement.

         (c) Contribution. If the indemnification provided for in this Section 6 is unavailable to an indemnified party under Section 6(a) or Section 6(b) hereof (other than by reason of exceptions provided in those Sections) in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company from the sale of the Debentures to Purchaser pursuant to the Purchase Agreement on the one hand and each holder of Registrable Securities from the offering of the Registrable Securities by such holder, on the other hand, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and each holder of Registrable Securities on the other in connection with the statements or omissions that resulted in such losses, claims, damages, or liabilities, as well as the other relevant equitable considerations. The relative benefits received by the Company on the one hand and each holder of Registrable Securities on the other shall be deemed to be in the same proportion as the aggregate amount paid by Purchaser to the Company pursuant to the Purchase Agreement for the Registrable Securities purchased by such holder that were sold pursuant to the Registration Statement bears to the difference (the "Difference") between the amount such holder paid for the Registrable Securities that were sold pursuant to the Registration Statement and the amount received by such holder from such sale. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the particular holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the holders of Registrable Securities agree that it would not be just and equitable if contributions pursuant to this subsection (c) were to be determined by pro rata allocation or by any other method of allocation that does not take account of the equitable consideration referred to in the first sentence of this subsection (c). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (c) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigation or defending against any action or claim that is the subject of this subsection (c). Notwithstanding the provision of this subsection (c), each holder of Registrable Securities shall not be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission



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or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act), shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

7.       Rule 144 and Rule 144A

         During the Effectiveness Period and for so long as the Company is subject to the reporting requirements of Section 13 or 15 of the Exchange Act, the Company covenants that it will file the reports required to be filed by it under the Securities Act and Section 13(a) or 15(d) of the Exchange Act and the rules and regulations adopted by the SEC thereunder. If the Company is not subject to the reporting requirements of Section 13 or 15 of the Exchange Act, the Company also covenants that it will provide the information required pursuant to Rule 144A(d)(4) under the Securities Act upon the request of any holder of Registrable Securities which continues to be "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act and it will take such further action as any holder of such Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell its Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, so long as such provision does not require the public filing of information relating to the Company which the Company is not otherwise required to file, (b) Rule 144A under the Securities Act, as such Rule may be amended from time to time, or (c) any similar rule or regulation hereafter adopted by the SEC that does not require the public filing of information relating to the Company. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

8.       Miscellaneous

         (a) No Inconsistent Agreements. The Company will not on or after the date of this Agreement enter into any agreement with respect to their securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the holders of Registrable Securities hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any such agreements.

         (b) Adjustments Affecting Registrable Securities. The Company will not take any action, or permit any change to occur, with respect to the Registrable Securities which would adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement.

         (c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of holders of a majority of the Transfer Restricted Debentures and a majority of the Transfer Restricted Shares. Notwithstanding the foregoing, a waiver of consent to departure from the provision hereof that relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by the holders of a majority of the Transfer Restricted Securities being sold.

         (d) Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, telecopier, or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so mailed or if telecopied, when receipt is acknowledged, and shall be delivered as addressed as follows:

                  (1) if to the Purchaser, at the most current address given by the Purchaser to the Company in accordance with the provisions of this
         Section 8(d), which address initially is as set forth on the signature page hereto;

                  (2) if to a holder of Registrable Securities, at its address of record as indicated on the books of the transfer agent and registrar for the Registrable Securities; and

                  (3) if to the Company, initially at its address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 8(d).

         Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee under the Indenture at the addresses specified in the Indenture.

         (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent holders of Registrable Securities.

         (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (h) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS RULES AS TO CONFLICTS OF LAW.

         (i) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         (j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the securities sold pursuant to the Purchase Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.



                            [signature page follows]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                             ALTERNATIVE LIVING SERVICES, INC.

                             By
                               -------------------------------------
                               Name:
                               Title:

                             Print or Type:

                             Name of Purchaser (Individual or Institution):

                             ---------------------------------

                             Name of Individual representing
                              Purchaser (if an Institution):

                             ---------------------------------

                             Title of Individual representing
                              Purchaser (if an Institution):


                             ---------------------------------


                             Signature by:

                             Purchaser or Individual
                             representing Purchaser:

                             ---------------------------------

                             Address:
                                     -------------------------

                             Telephone:
                                        ----------------------

                             Telecopier:
                                         ---------------------